UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 26, 2019
(Date of earliest event reported)

BBCMS Mortgage Trust 2019-C5
(Central Index Key Number 0001790441)

(Exact name of issuing entity)

Barclays Capital Real Estate Inc.
(Central Index Key Number 0001549574)

(Exact name of sponsor as specified in its charter)

KeyBank National Association
(Central Index Key Number 0001089877)
(Exact name of sponsor as specified in its charter)

Natixis Real Estate Capital LLC
(Central Index Key Number 0001542256)
(Exact name of sponsor as specified in its charter)

Societe Generale Financial Corporation
(Central Index Key Number 0001755531)

(Exact name of sponsor as specified in its charter)

Rialto Mortgage Finance, LLC
(Central Index Key Number 0001592182)

(Exact name of sponsor as specified in its charter)

BSPRT CMBS Finance, LLC
(Central Index Key Number 0001722518)

(Exact name of sponsor as specified in its charter)

Barclays Commercial Mortgage Securities LLC
(Central Index Key Number 0001541480)

(Exact name of registrant as specified in its charter)

Delaware	333-226850-04	27-010880
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

745 Seventh Avenue
New York, New York		10019
(Address of principal executive offices)		(Zip Code

Registrant’s telephone number, including area code      (212) 412-4000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.    Other Events.

On November 26, 2019, Barclays Commercial Mortgage Securities LLC (the “Depositor”) caused the issuance, pursuant to a pooling and servicing agreement, dated as of November 1, 2019 and as to which an executed version is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among Barclays Commercial Mortgage Securities LLC, as depositor (the “Registrant”), KeyBank National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, of BBCMS Mortgage Trust 2019-C5, Commercial Mortgage Pass-Through Certificates, Series 2019-C5.

Each of several Mortgage Loans that are among the assets of the Issuing Entity are part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the affected Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Intercreditor Agreement (as defined in the Pooling and Servicing Agreement)	Intercreditor Agreement	Non-Serviced PSA (if any)
GNL Office and Industrial Portfolio	4.11	4.2
Presidential City	4.12	4.3
Ceasar’s Bay Shopping Center	4.13	4.4
NEMA San Francisco	4.14	4.5
Equinix Data Center	4.15	4.4
Inland Life Storage Portfolio	4.16	4.2
Uline Arena	4.17	4.6
10000 Santa Monica Boulevard	4.18	4.7
Ocean Edge Resort & Golf Club	4.19	4.2
Moffett Towers II – Buildings 3 & 4	4.20	4.8
Bison Portfolio	4.21	4.9
NMR Pharmacy Portfolio	4.22	N/A(1)
Vanguard Portfolio	4.23	4.10
(1)	The subject Whole Loan will be serviced under the Pooling and Servicing Agreement until the securitization of the applicable controlling pari passu companion loan, after which the subject Whole Loan will be serviced pursuant to the pooling and servicing agreement for such securitization. That pooling and servicing agreement will be identified and filed on a Form 8-K following such securitization.

The Class A-1, Class A-2, Class A-3, Class A-4, Class A-SB, Class A-S, Class X-A, Class X-B, Class B and Class C Certificates (collectively, the “Public Certificates”), having an aggregate initial principal amount of $849,764,000, were sold to Barclays Capital Inc. (“Barclays”), KeyBanc Capital Markets Inc. (“KeyBanc”), SG Americas Securities, LLC (“SGAS”), Natixis Securities Americas LLC (“Natixis Securities”), Bancroft Capital, LLC (“Bancroft”) and Academy Securities, Inc. (“Academy” and, together in such capacity with Barclays, KeyBanc, SGAS, Natixis Securities and Bancroft, the “Underwriters”), pursuant to the underwriting agreement, dated as of November 5, 2019 and as to which an executed version is attached hereto as Exhibit 1.1, between the Registrant, Barclays Capital Holdings Inc. (“BCHI”) and the Underwriters.

In connection with the issuance and sale to the Underwriters of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached as an exhibit to this report.

On November 26, 2019, the Registrant also sold the Class X-D, Class X-F, Class D, Class E, Class F, Class G-RR, Class H-RR, Class S and Class R Certificates (collectively, the “Private Certificates”), having an aggregate initial principal amount of $114,508,303, to Barclays, KeyBanc, SGAS, Natixis Securities, Bancroft and Academy (collectively in such capacity, the “Initial Purchasers”), pursuant to a certificate purchase agreement, dated as of November 5, 2019, between the Registrant, BCHI and the Initial Purchasers. The Private Certificates were sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

The Public Certificates and the Private Certificates represent, in the aggregate, the entire beneficial ownership in BBCMS Mortgage Trust 2019-C5 (the “Issuing Entity”), a common law trust fund formed on November 26, 2019 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 55 commercial and multifamily mortgage loans (the “Mortgage Loans”). The Mortgage Loans were acquired by the Registrant from (i) Barclays Capital Real Estate Inc. (“BCRE”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated and effective as of November 5, 2019, among the Registrant, BCHI and BCRE, (ii) KeyBank National Association (“KeyBank”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated and effective as of November 5, 2019, between the Registrant and KeyBank, (iii) Natixis Real Estate Capital LLC (“NREC”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated and effective as of November 5, 2019, between the Registrant and NREC, (iv) Societe Generale Financial Corporation (“SGFC”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated and effective as of November 5, 2019, among the Registrant, Société Générale and SGFC, (v) Rialto Mortgage Finance, LLC (“RMF”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.5 and dated and effective as of November 5, 2019, between the Registrant and RMF and (vi) BSPRT CMBS Finance, LLC (“BSP”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.6 and dated and effective as of November 5, 2019, among the Registrant, BSP and Benefit Street Partners Realty Trust, Inc.

The funds used by the Registrant to pay the purchase price for the Mortgage Loans were derived in part from the proceeds from the sale of Certificates by the Registrant to the Underwriters, pursuant to the Underwriting Agreement, and the Initial Purchasers, pursuant to the Certificate Purchase Agreement.

The Public Certificates and the Mortgage Loans are more particularly described in the Prospectus dated November 6, 2019 and as filed with the Securities and Exchange Commission on November 26, 2019. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of November 6, 2019.

On November 26, 2019, the Registrant sold all of the Public Certificates, having an aggregate certificate principal amount of $849,764,000. The net proceeds of the offering to the Registrant of the issuance of the Certificates, after deducting expenses payable by the Registrant of $6,203,460.66, were approximately $843,560,539.34. Of the expenses paid by the Registrant, approximately $170,663.45 were paid directly to affiliates of the Registrant, $50,000.00 in the form of fees were paid to the Underwriters, $125,000.00 were paid to or for the Underwriters and $5,071,839.61 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. The related registration statement (file no. 333-226850) was originally declared effective on September 25, 2018.

Credit Risk Retention

The HRR Certificates (as defined in the Pooling and Servicing Agreement) were sold to LD II Sub VII, LLC and Eightfold Real Estate Capital Fund V, L.P. for $14,164,754 (representing 1.37% of the fair value of all Classes of Regular Certificates (as defined in the Pooling and Servicing Agreement), based on actual sale prices and finalized tranche sizes) pursuant to the Certificate Purchase Agreement. The VRR Interest (as defined in the Pooling and Servicing Agreement) represents 3.7% of the Certificate Balance, Notional Amount or Percentage Interest of each Class of Regular Certificates. If the Retaining Sponsor had relied solely on retaining an “eligible horizontal residual interest” in order to meet the credit risk retention requirements of the Risk Retention Rule (as defined in the Pooling and Servicing Agreement) with respect to this securitization transaction, it would have retained an eligible horizontal residual interest with an aggregate fair value dollar amount of approximately $51,535,532, representing 5.0% of the aggregate fair value, as of the Closing Date, of all Classes of Regular Certificates, excluding accrued interest.

The principal amount of the VRR Interest is not materially different from the amount disclosed in the preliminary prospectus dated October 30, 2019 and as filed with the Securities and Exchange Commission on October 30, 2019 under the heading “Credit Risk Retention” prior to the pricing of the certificates.

There are no material differences between (a) the valuation methodology or any of the key inputs and assumptions that were used in calculating the fair value or range of fair values disclosed in the preliminary prospectus dated October 30, 2019 and as filed with the Securities and Exchange Commission on October 30, 2019 under the heading “Credit Risk Retention” prior to the pricing of the certificates and (b) the valuation methodology or the key inputs and assumptions that were used in calculating the fair value set forth above in this paragraph.

Item 9.01.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)       Exhibits

Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated as of November 5, 2019, among Barclays Commercial Mortgage Securities LLC, as depositor, Barclays Capital Inc., KeyBanc Capital Markets Inc., SG Americas Securities, LLC, Natixis Securities Americas LLC, Bancroft Capital, LLC and Academy Securities, Inc., as underwriters, and Barclays Capital Holdings Inc.
Exhibit 4.1	Pooling and Servicing Agreement, dated as of November 1, 2019, among Barclays Commercial Mortgage Securities LLC, as depositor, KeyBank National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.2	Pooling and Servicing Agreement, dated as of October 1, 2019, among CCRE Commercial Mortgage Securities, L.P., as depositor, KeyBank National Association, as master servicer, LNR Partners, LLC and KeyBank National Association, each as a special servicer, Citibank, N.A., as trustee, as certificate administrator, as paying agent and as custodian and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.3	Trust and Servicing Agreement, dated as of September 6, 2019, among SG Commercial Mortgage Securities, LLC, as depositor, KeyBank National Association, as servicer, AEGON USA Realty Advisors, LLC, as special servicer and Wells Fargo Bank, National Association, as certificate administrator and trustee.
Exhibit 4.4	Pooling and Servicing Agreement, dated as of November 1, 2019, among Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, Midland Loan Services, a Division of PNC Bank, National Association, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.5	Trust and Servicing Agreement, dated as of March 29, 2019, among Natixis Commercial Mortgage Securities LLC, as depositor, KeyBank National Association, as servicer, Situs Holdings, LLC, as special servicer, and Wells Fargo Bank, National Association, as trustee, certificate administrator and custodian.
Exhibit 4.6	Pooling and Servicing Agreement, dated as of August 1, 2019, among Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as trustee, as certificate administrator, as paying agent and as custodian, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.7	Trust and Servicing Agreement, dated as of June 4, 2019, among Natixis Commercial Mortgage Securities LLC, as depositor, KeyBank National Association, as servicer and as special servicer, and Wells Fargo Bank, National Association, as trustee and as certificate administrator.
Exhibit 4.8	Trust and Servicing Agreement, dated as of July 11, 2019, among Barclays Commercial Mortgage Securities LLC, as depositor, KeyBank National Association, as servicer, Situs Holdings, LLC, as special servicer, and Wells Fargo Bank, National Association, as certificate administrator and as trustee.
Exhibit 4.9	Pooling and Servicing Agreement, dated as of September 1, 2019, among Credit Suisse Commercial Mortgage Securities Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.10	Pooling and Servicing Agreement, dated as of June 1, 2019, among Barclays Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.11	Agreement Between Noteholders, dated as of September 12, 2019, by and among KeyBank National Association, as Initial Note A-1 Holder and KeyBank National Association, as Initial Note A-2, A-3, A-4, A-5, A-6, A-7 and A-8 Holder.
Exhibit 4.12	Agreement Between Noteholders, dated as of September 6, 2019, by and between Societe Generale Financial Corporation, as Initial Note A-1A Holder, Societe Generale Financial Corporation, as Initial Note A-1B Holder, Societe Generale Financial Corporation, as Initial Note A-1C Holder, Societe Generale Financial Corporation, as Initial Note A-1D Holder, Societe Generale Financial Corporation, as Initial Note A-1E Holder, Societe Generale Financial Corporation, as Initial Note A-1F Holder and Societe Generale Financial Corporation, as Initial Note B Holder.
Exhibit 4.13	Agreement Between Note Holders, dated as of October 15, 2019, by and between Barclays Capital Real Estate Inc., as Initial Note A-1 Holder and Barclays Capital Real Estate Inc., as Initial Note A-2 Holder.
Exhibit 4.14	Co-Lender Agreement, dated as of March 27, 2019, by and among Natixis Real Estate Capital LLC, as Note A-1 Holder, Natixis Real Estate Capital LLC, as Note A-2 Holder, Natixis Real Estate Capital LLC, as Note A-3 Holder, Natixis Real Estate Capital LLC, as Note A-4 Holder, Natixis Real Estate Capital LLC, as Note A-5 Holder, Natixis Real Estate Capital LLC, as Note A-B Holder, Natixis Real Estate Capital LLC, as Note B-1 Holder and Natixis Real Estate Capital LLC, as Note B-2 Holder.
Exhibit 4.15	Co-Lender Agreement, dated as of September 20, 2019, between Rialto Mortgage Finance, LLC, as Note A-1 Holder, Rialto Mortgage Finance, LLC, as Note A-2 Holder, Rialto Mortgage Finance, LLC, as Note A-3 Holder and Rialto Mortgage Finance, LLC, as Note A-4 Holder.
Exhibit 4.16	Agreement Between Note Holders, dated as of July 2, 2019, by and between KeyBank National Association, as Initial Note A-1-A Holder, Initial Note A-1-B Holder and Initial

Note A-1-C Holder and Barclays Capital Real Estate Inc., as Initial Note A-2-A Holder and Initial Note A-2-B Holder.
Exhibit 4.17	Agreement Between Noteholders, dated as of July 29, 2019, by and among Cantor Commercial Real Estate Lending, L.P., as Initial Note A-1 Holder, Initial Note A-2 Holder, Initial Note A-3 Holder, Initial Note A-4 Holder and Initial Note A-5 Holder and Natixis Real Estate Capital LLC, as Initial Note A-6 Holder and Initial Note A-7 Holder.
Exhibit 4.18	Co-Lender Agreement, dated as of June 4, 2019, by and among Natixis Real Estate Capital LLC, as Note A-1 Holder, Natixis Real Estate Capital LLC, as Note A-2 Holder, Natixis Real Estate Capital LLC, as Note A-3 Holder, Natixis Real Estate Capital LLC, as Note A-4 Holder, Natixis Real Estate Capital LLC, as Note A-5 Holder, Natixis Real Estate Capital LLC, as Note A-6 Holder, Natixis Real Estate Capital LLC, as Note A-7 Holder and Natixis Real Estate Capital LLC, as Note A-B Holder.
Exhibit 4.19	Agreement Between Noteholders, dated as of September 6, 2019, by and among KeyBank National Association, as Initial Note A-1 Holder and KeyBank National Association, as Initial Note A-2 Holder.
Exhibit 4.20	Co-Lender Agreement, dated as of July 11, 2019, by and among Barclays Bank PLC, as Note A-1-A Holder and Note B-1 Holder, Barclays Capital Real Estate Inc., as Initial Note A-1-B Holder, Initial Note A-1-D Holder and Initial Note A-1-E Holder, Bank of America, N.A., as Note A-1-C Holder, Deutsche Bank AG, New York Branch, as Initial Note A-2-A Holder, Initial Note A-2-B Holder, Initial Note A-2-C Holder and Initial Note B-2 Holder and Goldman Sachs Bank USA, as Initial Note A-3-A Holder, Initial Note A-3-B Holder, Initial Note A-3-C Holder and Initial Note B-3 Holder.
Exhibit 4.21	Agreement Between Note Holders, dated as of September 25, 2019, by and among Societe Generale Financial Corporation, as Initial Note A-1 Holder and Societe Generale Financial Corporation, as Initial Note A-2 Holder.
Exhibit 4.22	Co-Lender Agreement, dated as of November 26, 2019, by and between BSPRT CMBS Finance, LLC, as Note A-1 Holder and BSPRT CMBS Finance, LLC, as Note A-2 Holder.
Exhibit 4.23	Amended and Restated Co-Lender Agreement, dated as of June 11, 2019, by and among Natixis Real Estate Capital LLC, as Note A-1 Holder, Natixis Real Estate Capital LLC, as Note A-2 Holder, Natixis Real Estate Capital LLC, as Note A-3 Holder, Natixis Real Estate Capital LLC, as Note A-4 Holder, Natixis Real Estate Capital LLC, as Note A-5 Holder, Natixis Real Estate Capital LLC, as Note A-6 Holder and TCM CRE REIT LLC, as Note B Holder.
Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated November 26, 2019.
Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated November 26, 2019 (included as part of Exhibit 5).
Exhibit 23	Consent of Cadwalader, Wickersham & Taft LLP (included as part of Exhibit 5).
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated November 6, 2019.

Exhibit 99.1	Mortgage Loan Purchase Agreement, dated as of November 5, 2019, among Barclays Capital Real Estate Inc., as seller, Barclays Capital Holdings Inc., and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.2	Mortgage Loan Purchase Agreement, dated as of November 5, 2019, between KeyBank National Association, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.3	Mortgage Loan Purchase Agreement, dated as of November 5, 2019, between Natixis Real Estate Capital LLC, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.4	Mortgage Loan Purchase Agreement, dated as of November 5, 2019, among Societe Generale Financial Corporation, as seller, Société Générale, and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.5	Mortgage Loan Purchase Agreement, dated as of November 5, 2019, between Rialto Mortgage Finance, LLC, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.6	Mortgage Loan Purchase Agreement, dated as of November 5, 2019, among BSPRT CMBS Finance, LLC, as seller, Benefit Street Partners Realty Trust, Inc., and Barclays Commercial Mortgage Securities LLC, as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 26, 2019	Barclays Commercial Mortgage Securities LLC
(Registrant)

	By:	/s/ Daniel Vinson
Name: Daniel Vinson
Title: Chief Executive Officer

BBCMS 2019-C5: FORM 8-K